DREYFUS LIQUID ASSETS, INC.

SUPPLEMENT DATED MAY 11, 1999 TO THE STATEMENT OF ADDITIONAL INFORMATION DATED
                                  MAY 1, 1999

      THE FOLLOWING REPLACES THE THIRD SENTENCE OF THE FOURTH FULL PARAGRAPH OF THE SECTION OF THE FUND'S STATEMENT OF ADDITIONAL INFORMATION ENTITLED:
"MANAGEMENT ARRANGEMENTS."

      As of May 6, 1999, the Fund's portfolio managers are Patricia A. Larkin, Bernard Kiernan, James G. O'Conner and Thomas S. Riordan.